UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2021

NORTHERN GENESIS ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39451	85-2097939
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4801 Main Street, Suite 1000 Kansas City, MO	64112
(Address of principal executive offices)	(Zip Code)

(816) 983-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	NGA.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	NGA	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	NGA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 19, 2021, Northern Genesis Acquisition Corp. (“Northern Genesis”) issued a press release announcing that that its proposed business combination partner, Lion Electric (Lion), a leading manufacturer of all-electric medium and heavy-duty urban vehicles, and Autobus Groupe Séguin (Autobus Séguin), a transportation operator headquartered in Laval, Quebec, announced the signing of an order for the acquisition of 60 zero-emission LionC electric school buses over a five-year period. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information and Where to Find It

The Registration Statement filed by Lion Electric with the SEC includes a preliminary prospectus relating to the registration of the securities to be issued by Lion Electric to Northern Genesis’ stockholders in connection with the transaction, and a preliminary proxy statement of Northern Genesis in connection with Northern Genesis’ solicitation of proxies for the vote by its stockholders with respect to the transaction and other matters as described in the Registration Statement. After the Registration Statement has been cleared by the SEC and declared effective, Northern Genesis will mail a definitive proxy statement to its stockholders. Investors and security holders of Northern Genesis and other interested parties are urged to read the Registration Statement, the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus (the "Joint Proxy Statement/Prospectus"), any amendments to the foregoing, and any other documents filed with the SEC, when available, because they will contain important information about Lion Electric, Northern Genesis and the proposed business combination. Investors and security holders of Northern Genesis may obtain free copies of the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Northern Genesis and Lion Electric through the website maintained by the SEC at http://www.sec.gov or by directing a request to: Northern Genesis Acquisition Corp., 4801 Main Street, Suite 1000, Kansas City, MO 64112 or (816) 514-0324. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

Participants in the Solicitation

Northern Genesis and its directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Northern Genesis’ stockholders in respect of the proposed business combination. Lion Electric and its officers and directors may also be deemed participants in such solicitation. Information regarding Northern Genesis’ directors and executive officers is available under the heading “Management” in its final prospectus dated August 17, 2020 filed with the SEC on August 18, 2020 (the “Company IPO Prospectus”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, which may, in some cases, be different than those of their stockholders generally, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC in connection with the proposed business combination when they become available. Stockholders, potential investors and other interested persons should read the Joint Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval. No offer of securities, other than with respect to the concurrent private placement of Lion shares as described in the Registration Statement, shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

All statements other than statements of historical facts contained in this Current Report on Form 8-K constitute “forward-looking statements” (which shall include forward-looking information within the meaning of Canadian securities laws) within the meaning of Section 27A of the Securities Act. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “project,” “potential,” “seem,” “seek,” “future,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the transaction, including with respect to timing and closing thereof, the ability to consummate the transaction, the benefits of the transaction, the ability to satisfy the Cash Condition, the completion of the PIPE, estimates and forecasts of financial and other performance metrics, visibility on potential orders and business relationships, sufficiency and use of funds following completion of the proposed transaction, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Lion Electric’s and Northern Genesis’ management and are not predictions of actual performance. These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of the Lion Electric’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of the Lion Electric’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lion Electric and Northern Genesis, and are based on a number of assumptions, as well as other factors that Lion Electric and Northern Genesis believe are appropriate and reasonable in the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct or that the Lion Electric’s vision, business, objectives, plans and strategies will be achieved. Many risks and uncertainties could cause Lion Electric’s actual results, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including any adverse changes in the U.S. and Canadian general economic, business, market, financial, political and legal conditions; Lion Electric’s inability to successfully and economically manufacture and distribute its vehicles at scale and meet its customers’ business needs; Lion Electric’s inability to execute its growth strategy; Lion Electric’s inability to maintain its competitive position; Lion Electric’s inability to reduce its costs of supply overtime; any inability to maintain and enhance Lion Electric’s reputation and brand; any significant product repair and/or replacement due to product warranty claims or product recalls; any failure of information technology systems or any cybersecurity and data privacy breaches or incidents; natural disasters, epidemic or pandemic outbreaks, boycotts and geo-political events; the risk that a condition to closing of the transaction (including the obtention of Northern Genesis’ stockholders approval) may not be satisfied; the failure to realize the anticipated benefits of the proposed transaction; the amount of redemption requests made by Northern Genesis’ public stockholders; the risk that the proposed transaction disrupts Lion Electric’s or Northern Genesis’ current plans and operations as a result of the announcement of the transaction; the outcome of any legal proceedings that may be instituted against Lion Electric or Northern Genesis following announcement of the transaction; the inability of the parties to successfully or timely consummate the proposed transaction; and those factors discussed in Northern Genesis’ IPO Prospectus, and any subsequently filed Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Northern Genesis filed, or to be filed, with the SEC, as well as any documents to be filed by Lion Electric in accordance with applicable securities laws. These factors are not intended to represent a complete list of the factors that could affect Lion Electric, and there may be additional risks that neither Northern Genesis nor Lion Electric presently know or that Northern Genesis and Lion Electric currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Northern Genesis’ and Lion Electric’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Northern Genesis and Lion Electric anticipate that subsequent events and developments will cause Northern Genesis’ and Lion Electric’s assessments to change. However, while Northern Genesis and Lion Electric may elect to update these forward-looking statements at some point in the future, Northern Genesis and Lion Electric have no intention and undertake no obligation to do so except as required by applicable law. These forward-looking statements should not be relied upon as representing Northern Genesis’ and Lion Electric’s assessments as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated January 19, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 19, 2021

NORTHERN GENESIS ACQUISITION CORP.

By:	/s/ Ken Manget
	Name:	Ken Manget
	Title:	Chief Financial Officer

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